UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 22, 2016

Independent Bank Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Redbud Boulevard, Suite 400

McKinney, TX 75069-3257

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(972) 562-9004

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The Underwriting Agreement

Independent Bank Group, Inc. (the “Company”), Independent Bank and Sandler O’Neill + Partners, L.P. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named in Schedule I to the Underwriting Agreement (as defined below) (the “Underwriters”), have entered into an Underwriting Agreement, dated June 22, 2016 (the “Underwriting Agreement”), pursuant to which, subject to the satisfaction of the conditions set forth therein, the Company has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Company, $45,000,000 aggregate principal amount of the Company’s 5.875% Subordinated Notes due August 1, 2024 (the “Notes”). The Notes will be fully fungible with, rank equally with, form a single series with, have identical terms to (other than date of issuance, initial interest accrual date, first interest payment date and issue price), have the same CUSIP and ISIN numbers as, and trade interchangeably with, the $65,000,000 aggregate principal amount of the Company’s 5.875% Subordinated Notes due August 1, 2024 (the “Existing Notes”), which were issued on July 22, 2014 pursuant to the Indenture, dated as of June 25, 2014 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of July 17, 2014, between the Company and the Trustee (the “First Supplemental Indenture” and the Base Indenture as supplemented by the First Supplemental Indenture, the “Indenture”). The Base Indenture was an exhibit to the Company’s Amendment No.1 to Registration Statement on Form S-3 as filed with the Securities and Exchange Commission (the “Commission”) on June 25, 2014 and the First Supplemental Indenture was an exhibit to the Company’s Current Report on Form 8-K filed with the Commission on July 18, 2014. Such filings can be found on the Commission’s EDGAR system at www.sec.gov or on the Company’s website at www.ibtx.com. The Company made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company and the Company’s Registration Statement on Form S-3 (File No. 333-196627) (the “Registration Statement”) related to the offering. The Company also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The Company and the Underwriters expect to consummate the sale and purchase of the Notes pursuant to the Underwriting Agreement on June 27, 2016.

The Notes will be sold to the public at a price equal to 98.25% of the aggregate principal amount of the Notes, plus accrued interest from and including February 1, 2016 through but excluding June 27, 2016, the expected settlement date for the sale of the Notes, which accrued interest is in the amount of $1,072,187.50. The net proceeds to the Company from the sale of the Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the Notes, will be $43,537,500. The Notes will accrue interest at a fixed rate per annum equal to 5.875% from and including February 1, 2016 until the principal of the Notes has been paid in full or a sum sufficient to pay the principal of the Notes has been made available for payment. Interest on the Notes is payable semi-annually in arrears on February 1 and August 1 of each year, commencing on August 1, 2016. The amount of interest paid with respect to the Notes on August 1, 2016 will be the amount accruing from and including February 1, 2016 through, but excluding, August 1, 2016. Payments of interest will be made to each person in whose name such Note is registered at the close of business on the preceding January 15 or July 15, as the case may be. The Notes will mature on August 1, 2024.

The Notes will be subordinated, unsecured debt securities of the Company and will rank below the Company’s senior indebtedness, as defined in the Base Indenture, and will rank equally with or senior to other subordinated indebtedness of the Company as provided by the terms of such indebtedness. In addition, the Notes will rank senior to the Company’s outstanding junior subordinated debentures underlying certain outstanding trust preferred securities. The date of issuance, initial interest accrual date, first interest payment date and issue price of the Notes to be sold in this offering pursuant to the Underwriting Agreement were established by action of the Pricing

Committee of the Company’s Board of Directors pursuant to, and in accordance with, the terms of the Indenture. The terms of the Notes are as set forth in the Indenture, which will govern the Notes, and in the form of the Global Note (as defined below) that will represent the Notes to be sold in the offering.

The material terms of the Notes are described in the Company’s prospectus supplement dated June 22, 2016, which relates to the offer and sale of the Notes (the “Prospectus Supplement”), and the Company’s prospectus dated June 27, 2014, which relates to the offer and sale from time to time of up to $250,000,000 of securities of the Company, including subordinated debt securities of the Company to be issued pursuant to the Indenture (the “Base Prospectus”). The Prospectus Supplement, together with the Base Prospectus, was filed by the Company with the Securities and Exchange Commission (the “Commission”) on June 23, 2016 pursuant to Rule 424(b)(5) under the U.S. Securities Act of 1933, as amended (the “Securities Act”), in connection with the offer and sale of the Notes. A Pricing Term Sheet, dated June 22, 2016, relating to, and setting forth certain terms of, the Notes was filed with the Commission pursuant to Rule 433 under the Securities Act as of June 23, 2016.

The Notes will be delivered in book-entry form only. The Notes will be represented by a single global note in the principal amount of $45,000,000 (the “Global Note”), which will be payable to Cede & Co., as nominee of The Depository Trust Company. The Global Note will be executed by the Company and authenticated by the Trustee in accordance with the Indenture.

The foregoing is a summary and is qualified by reference to the Underwriting Agreement and the terms of the Notes, as represented by the Global Note, which are filed herewith as Exhibits 1.1 and 4.1 hereto and are incorporated herein by reference.

Item 8.01	Other Events.

The Company is offering and selling the Notes under the Registration Statement, which registration statement relates to the offer and sale on a delayed basis from time to time of up to $250,000,000 of securities of the Company, including subordinated debt securities of the Company to be issued pursuant to the Indenture. This Current Report on Form 8-K is being filed in connection with the offer and sale of the Notes as described herein and to file with the Commission, in connection with the Registration Statement, the documents and instruments attached hereto as exhibits.

Filed as exhibits to this Current Report on Form 8-K are: (i) the Underwriting Agreement; (ii) the form of the Global Note; and (iii) the opinion of Andrews Kurth LLP, special counsel to the Company, regarding the legality of the Notes.

On June 23, 2016, the Company issued a press release announcing the pricing of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated June 22, 2016, among Independent Bank Group, Inc., Independent Bank and Sandler O’Neill + Partners, L.P. and U.S. Bancorp Investments, Inc., as representatives of the Underwriters named therein.

Exhibit Number	Description of Exhibit

4.1	Form of Global Note to represent the 5.875% Subordinated Notes due August 1, 2024 of the Company.

5.1	Opinion of Andrews Kurth LLP regarding the legality of the Notes being registered.

23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1).

99.1	Press Release, dated June 23, 2016, announcing the pricing of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENT BANK GROUP, INC. (Registrant)

Dated: June 23, 2016	By:	/s/ David R. Brooks
David R. Brooks Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated June 22, 2016, among Independent Bank Group, Independent Bank and Sandler O’Neill + Partners, L.P. and U.S. Bancorp Investments, Inc., as representatives of the Underwriters named therein.

4.1	Form of Global Note to represent the 5.875% Notes due August 1, 2024 of the Company.

5.1	Opinion of Andrews Kurth LLP regarding the legality of the securities being registered.

23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1).

99.1	Press Release, dated June 23, 2016, announcing the pricing of Notes.